SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320,
Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s telephone number, including area code:	(714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated October 23, 2003.

Item 12. Results of Operations and Financial Condition

     The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities thereunder. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

     On October 23, 2003, the Registrant issued a press release announcing its earnings for the period ended September 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: October 23, 2003	By:	/s/ DARRELL F. ECKSTEIN Darrell F. Eckstein President, Chief Operating Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated October 23, 2003.